UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

BLUE OWL TECHNOLOGY INCOME CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01445	87-1346173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On February 18, 2025 (the “First Amendment Closing Date”), Tech Income Funding III LLC (“Tech Income Funding III”) executed the First Amendment to Credit Agreement (the “Amendment”), which amends that certain Credit Agreement, dated as of January 9, 2024, by and among Tech Income Funding III, as borrower, Société Générale, as administrative agent, State Street Bank and Trust Company, as collateral agent, collateral administrator, custodian and successor document custodian, Alter Domus (US) LLC, as the resigning document custodian, and the lenders party thereto. The Amendment (i) reallocates $92,000,000 of the term loan commitment to the revolving loan commitment, increasing the total revolving loan commitment from $275,000,000 to $367,000,000, and decreasing the total term loan commitment from $275,000,000 to $183,000,000, (ii) converts a portion of the outstanding term loans in the amount of $267,000,000 to a Revolving Loan (iii) decreases the interest spread from 3.05% to 2.05%, (iv) includes that Tech Income Funding III will pay certain unused fees subject to minimum utilization during the Reinvestment Period, (v) extends the Reinvestment Period from January 29, 2026 to February 18, 2028 and the Stated Maturity from January 9, 2034 to February 16, 2035, (vi) requires that Tech Income Funding III owe a prepayment penalty to the extent the commitments are terminated or permanently reduced during the first year following the First Amendment Closing Date, and (vii) removes Alter Domus (US) LLC as the document custodian and appoints State Street Bank and Trust Company as the document custodian.

Item 2.03 - Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of February 18, 2025, among Tech Income Funding III LLC, as Borrower, Société Générale, as Administrative Agent, and the Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Owl Technology Income Corp.

Dated: February 20, 2025	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Operating Officer and Chief Financial Officer